SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

To:	STEVIA FIRST CORP. (“Stevia First” or the “Corporation”) (Incorporated under the laws of the State of Nevada) 862 Murray Ct., Yuba City, California 95991 Tel: (858) 361-4499

Re:  Purchase of Convertible Debentures and Common Shares (collectively, “Securities”)

Reference date:  February __, 2012.

Instructions to complete this Subscription Agreement for the purchase of a Debenture:

1.

Each investor must complete page 2, including stating the subscription amount (“Subscription Amount”) of the Securities to be purchased, and the name and address of the Investor, and sign in the space provide on page 2.

2.

Each Investor should also include registration or delivery instructions for the purchased Securities on page 2 (if different from the name and address supplied under #1).

3.

Each Investor who is not a U.S. Person (as such term is defined in Regulation S under the U.S. Securities Act of 1933, as amended), must complete Schedule A (“Certificate of Foreign Investor”), under which the Investor represents that the Investor is either an exempt purchaser or is purchasing pursuant to an exemption from prospectus or securities registration requirements under the applicable securities laws of the jurisdiction of residence of the Investor.

4.

If the interested investor is a U.S. Person (generally, an individual or an entity who is a citizen of or is domiciled in the United States), he/she/it must be an “accredited investor” as defined on page 4, and must also complete and sign Schedule B (“Certificate of U.S. Person”).

All monetary amounts herein are stated in U.S. dollars.  Subscription funds may be paid by delivery to the Corporation of a certified check, bank draft or wire transfer.

__________

SUBSCRIPTION BY THE INVESTOR:

________________________________ (Name of Investor - please print)	Total Cash Amount Subscribed (the “Subscription Amount”): __________________________________ Payable: On each Tranche Funding Date

___________________________

(Signature of Investor)

_______________________________

(Official Capacity or Title of Signatory, if Investor is not an individual - please print)

_______________________________

(Please print name of individual whose signature appears above if different than the name of the Investor printed above.)

_______________________________

(Investor’s Address)

_______________________________

(Investor’s Telephone Number)

_______________________________

(Investor’s Fax Number)

_______________________________

(Investor’s E-Mail Address)

If the Investor is signing as agent for a principal and is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, complete the following and ensure that Schedules A and B are completed on behalf of such principal:

_______________________________

(Name of Principal)

_______________________________

(Principal’s Address)

REGISTER the Securities as set forth below

_______________________________

Name

_______________________________

Account reference, if applicable

Address

_______________________________

_______________________________

DELIVER the Securities as set forth below:

_______________________________

Name

_______________________________

Account reference, if applicable

_______________________________

Contact Name

Address

_______________________________

_______________________________

Telephone Number

ACCEPTANCE BY THE CORPORATION:

The Corporation hereby accepts the above subscription for the Securities, including Common Shares and Debentures, this _____ day of __________, 20___.

STEVIA FIRST CORP.

Per: _______________________________

Robert Brooke, Chief Executive Officer

PURCHASE TERMS AND CONDITIONS

1.

Definitions

(a)

“Accredited Investor” means generally a high net worth or high income person, specifically defined as a U.S. Person who is an accredited investor as defined in Rule 501(a) of Regulation D (see Schedule B);

(b)

“Applicable Securities Laws” means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities having jurisdiction over this Offering and the Corporation, including, without limitation, the U.S. Securities Act and applicable state securities laws;

(c)

“Closing” means acceptance by the Corporation of the Investor’s subscription pursuant to this form of Subscription Agreement;

(d)

“Closing Date” means the date on which the Closing shall occur and which are to be determined in the Corporation’s discretion;

(e)

“Common Shares” means shares of common stock in the capital of the Corporation;

(f)

“Conversion Price” has the meaning assigned in Section 5 of this Subscription Agreement and as further modified and defined within the Debenture;

(g)

“Conversion Right” means the Investor’s right to convert the Principal plus Interest into Common Shares in accordance with the terms, and subject to the conditions of, the Debenture;

(h)

“Corporation” means Stevia First Corp., a Nevada corporation;

(i)

“Debenture” means the series of convertible debentures of the Corporation to be issued to the Investor, the form of which is attached in the form of Schedule “C”, and, if the context requires, “Debentures” means all convertible debentures of the Corporation offered and sold pursuant to the Offering. If there is any conflict between this Subscription Agreement excluding Schedule C, and the terms of the Debenture, the terms of the Debenture shall prevail;

(j)

“Exemptions” means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws in the United States as described in section 7 hereof and in Schedules A and B;

(k)

“Investor” means the person or persons named as Investor on the face page of this Subscription Agreement and if more than one person is so named, means all of them as joint tenants;

(l)

“Interest” means the interest payable by the Corporation under the Debentures;

(m)

“material change” means any change in the business, operations, assets, liabilities, ownership or capital of the Corporation and its subsidiaries considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Corporation’s securities;

(n)

“material fact” means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Corporation’s securities;

(o)

“Offering” means the offering of securities including Common Shares and Debentures on the terms set forth in this Subscription Agreement with an aggregate Subscription Amount of $1,250,000;

(p)

“Public Record” means information which has been publicly filed by the Corporation with the United States Securities and Exchange Commission on EDGAR under Applicable Securities Laws;

(q)

“Principal Amount” means the amount of Debenture subscribed for and actually funded as evidenced by the face page of the Debenture issued to the Investor;

(r)

“Regulation D” means Regulation D under the U.S. Securities Act;

(s)

“Regulation S” means Regulation S under the U.S. Securities Act;

(t)

“Schedules” means the schedules attached hereto comprising:

(i)

A  Certificate of Foreign Investor;

(ii)

B  Certificate of U.S. Accredited Investor; AND

(iii)

C  Form of Debenture;

(u)

“Securities” includes the Debentures and the Common Shares, as the context requires;

(v)

“Subscription Agreement” means this subscription agreement between the Investor and the Corporation, including the attached Schedules incorporated by reference, and as it may be amended or supplemented from time to time in accordance with the terms hereof;

(w)

“Subscription Amount” means the total amount irrevocably committed to the Company by Investor as set out on page 2 of this Subscription Agreement.

(x)

 “Tranche Funding” means receipt by the Corporation of the Investor’s funding for a particular tranche, with amounts and deadlines as described in Section 5 of this Subscription Agreement;

(y)

“Tranche Funding Date” means the date on which a Tranche Funding occurs;

(z)

“Tranche Funding Deadline” means the date on which Investor is required to fund a particular tranche as set forth in Section 5 of this Subscription Agreement.

(aa)

“U.S. Person” means a U.S. Person as defined in Regulation S;

(bb)

“U.S. Securities Act” means the Securities Act of 1933, as amended of the United States of America;

(cc)

“U.S. Subscriber” means an Investor who: (i) is in the United States, (ii) is a U.S. Person, (iii) is purchasing Securities on behalf of any person in the United States or any U.S. Person, (iv) receives or received an offer for the Securities while in the United States, or (v) is in the United States at the time the buy order is made or the Subscription Agreement is executed;

2.

Prospectus and Registration Exempt Subscription Commitment

2.1

The Investor hereby subscribes for and agrees to purchase from the Corporation, subject to the terms and conditions set forth herein, Common Shares and Debentures as consideration for the total Subscription Amount set out on page 2 of this Subscription Agreement.  Subject to the terms hereof, this Subscription will be deemed to have been made and be effective only upon its acceptance by the Corporation.

3.

Description of Securities

3.1

For each $1.00 subscribed by Investor of the Subscription Amount, the Investor will receive 0.5 Common Shares and $0.50 in Principal Amount of Debentures. The Debentures will be issued in the form attached as Schedule “C”.

3.2

Subject to the terms and conditions of this Agreement and of the Debenture(s), the Securities will be delivered to the Investor upon each of multiple Tranche Funding Dates and with Conversion Prices as set forth in Section 5 of this Agreement.

4.

Subscription Matters

4.1

The Offering is being made subject to and pursuant to the requirements of Exemptions.  The Investor acknowledges that the Corporation will rely on the representations and warranties of the Investor contained in this Subscription Agreement and the applicable Schedule(s) to determine the applicability of available Exemptions.

4.2

The Offering is not a public offering of the Securities. The Offering is not being made, and this Agreement does not constitute, an offer to sell or the solicitation of an offer to buy the

Securities, in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

4.3

In order to demonstrate the applicability of an Exemption, the Investor must complete and sign this Subscription Agreement on page 2, as well as Schedule “A” or Schedule “B”, as applicable. Please see subscription instructions on page 1. The Investor must fax or deliver the executed agreement with the appropriate schedule to the Corporation at the contact details on page 1 with a certified check, money order or bank draft made payable to the Corporation in the amount of the applicable subscription referred to on Page 2.  Alternatively, payment may be made by wire transfer in accordance with written bank wiring instructions that may be provided by the Corporation to the Investor at the Investor’s request.

4.4

Subscriptions will only be accepted if the Corporation is satisfied that the Offering can lawfully be made in the jurisdiction of residence of the Investor pursuant to an available Exemption and that all Applicable Securities Laws have been and will be complied with in connection with the proposed sale of Common Shares and Debentures.

4.5

The Corporation reserves the right to accept or reject any subscription in whole or in part.  The Corporation will have no liability whatsoever to any Investor in the event of such rejection other than to promptly return the Investor’s funds or portion thereof which was not accepted.

5.

Funding in Tranches

5.1

 Subject to the terms and conditions of this Agreement and of the Debenture(s), the Investor irrevocably agrees to fund the Company in an amount equal to the Subscription Amount in five equal cash payments of $250,000 (a “Tranche”).

(a)

The initial Tranche (“Tranche A”) has a Tranche Funding Deadline of March 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $0.65 per share.

(b)

The second Tranche (“Tranche B”) has a Tranche Funding Deadline of June 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $0.80 per share.

(c)

The third Tranche (“Tranche C”) has a Tranche Funding Deadline of September 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $0.95 per share.

(d)

The fourth Tranche (“Tranche D”) has a Tranche Funding Deadline of December 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $1.10 per share.

(e)

The final Tranche (“Tranche E”) has a Tranche Funding Deadline of March 1, 2013 and the Debenture issued in conjunction with it will have a Conversion Price of $1.25 per share.

5.2

Subject to the terms and conditions of this Agreement and of the Debenture(s), if any Tranche Funding does not occur on or before its respective Tranche Funding Deadline as determined above in Section 5.1, the Conversion Price for all Debentures issued or to be issued pursuant to this Subscription Agreement will be adjusted to $1.50 per share and the Interest due by the Company under all Debentures issued or to be issued pursuant to this Subscription Agreement will be reduced to a rate of 2% per annum.

6.

Investor’s Acknowledgements – Regarding Risk, Restrictions, Independent Advice

6.1

The Investor represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Investor is contracting hereunder) the Corporation that:

(a)

its decision to execute this Subscription Agreement and to purchase the Common Shares and Debenture(s) has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation except as set out in the Public Record, and that its decision is based entirely upon its review of information about the Corporation in the Public Record;

(b)

no prospectus or registration statement has been filed by the Corporation with any securities commission or similar authority in the United States or elsewhere, in connection with the issuance of the Securities, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus/registration requirements under Applicable Securities Laws and accordingly:

(i)

the Investor is restricted from using certain of the civil remedies available under such legislation;

(ii)

the Investor will not receive information that might otherwise be required to be provided to it under legislation which requires a prospectus or registration statement; and

(iii)

the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(c)

the Investor (or others for whom the Investor is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and tax consequences and it (or others for whom it is contracting hereunder) is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions and tax requirements;

(d)

to the knowledge of the Investor, the offer and sale of the Securities was not accompanied by any advertisement and the Investor acknowledges that no offering memorandum is being supplied to the Investor in connection with this Offering;

(e)

the offer made by this Subscription is irrevocable (subject to the right of the Corporation to terminate this Subscription) pending acceptance or rejection by the Corporation;

(f)

the Securities are speculative investments which involve a substantial degree of risk including the potential for the complete loss of investment;

(g)

the Investor is sufficiently sophisticated in financial investments, has had access to and has received all such information concerning the Corporation that the Investor has considered necessary in connection with the Investor’s investment decision and the Investor will not receive an offering memorandum or similar disclosure document;

(h)

the Investor’s subscription proceeds will be available to the Corporation on receipt and this subscription is not conditional on any other subscription completing;

(i)

no agency, governmental authority, regulatory body, or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities; and

(j)

the Investor will rely only on the representations and warranties made herein and the Corporation’s Public Record and no information about the Corporation has been requested by the Investor that has not been provided by the Corporation.  The Corporation will not update any disclosure in connection with future Tranches.

7.

Investor’s Status Allows Reliance on Prospectus Exemptions

7.1

The Investor, by its execution of this Subscription Agreement, hereby further represents to, and covenants with, the Corporation that, unless Investor is purchasing under subparagraph7.1(c), it is either purchasing the Securities as principal for its own account or is a trust corporation, it is purchasing such Securities for investment only and not for the benefit of any other person and not with a view to the immediate resale or distribution of all or any of the Securities, it is resident in the jurisdiction set out as the “Investor’s Address” on the face page hereof and it fully complies with one or more of the criteria set forth below:

(a)

it is an “accredited investor”, as such term is defined in Rule 501(a) of Regulation D, has concurrently executed and delivered a Certificate of U.S. Person in the form attached as Schedule B to this Subscription Agreement and has initialled the appropriate category thereto indicating that the Investor satisfies one of the categories of “accredited investor” set forth in such definition; or

(b)

it is not a U.S. Person, as such term is defined in Regulation S, has concurrently executed and delivered a Certificate of Foreign Investor in the form attached as Schedule A to this Subscription Agreement under which the Investor represents that the Investor is either an exempt purchaser or is purchasing pursuant to an exemption from prospectus or securities registration requirements under the applicable securities laws of the jurisdiction of residence of the Investor; or

(c)

if it is not purchasing as principal, it is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of the Securities, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities, the identity of each beneficial purchaser of Securities for whom it may be acting, it and each beneficial purchaser is resident in the jurisdiction set out as the “Investor’s Address” and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account for investment only and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities and each of which principals complies with one or more of the criteria set forth in subparagraphs §7.1(a), or (b) as applicable.

8.

Additional U.S. Compliance Matters

8.1

If the Investor is a U.S. Subscriber then:

(a)

the Investor has executed and delivered to the Corporation herewith the certifications set forth in the certificate of U.S. Person attached hereto as Schedule B, and the Investor represents and warrants that the information on Schedule B is correct;

(b)

the Investor acknowledges that the Securities have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States or to a U.S. Person unless an exemption from such registration requirements is available; and

(c)

the Investor understands that, except as provided for in this Subscription Agreement, the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

8.2

Other Representations of Investors

General Representations of Investors

(a)

the Investor has no knowledge of a “material fact” or “material change”, as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Corporation that has not been generally disclosed to the public;

(b)

the Investor (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out on the first page of this Subscription Agreement;

(c)

the Investor has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Investor is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Investor;

(d)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

(e)

the Investor has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Investor enforceable against the Investor;

(f)

in connection with the Investor’s investment in the Securities, the Investor has not relied upon the Corporation for investment, legal or tax advice, and has, in all cases sought the advice of the Investor’s own personal investment advisor, legal counsel and tax advisers or has waived its rights to and the Investor is either experienced in or knowledgeable with regard to the affairs of the Corporation, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Securities;

(g)

The Investor confirms that he/she/it is able (i) to bear the economic risk of this investment, and (ii) to hold the Securities for an indefinite period of time.  The Investor has sufficient liquid assets so that the illiquidity associated with an investment in the Securities will not cause any undue financial difficulties or affect the undersigned’s ability to provide for his/her/its current needs and possible financial contingencies, that his/her/its commitment to all speculative investments is reasonable in relation to his/her/its net worth and annual income, and the investment in the Company will not cause such overall commitment to become excessive.

(h)

no person has made to the Investor any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities;

(ii)

that any person will refund the purchase price for any Securities;

(iii)

as to the future price or value of the Securities; or

(iv)

that any Common Shares which are issued directly or on conversion of the Debentures will be listed and posted for trading on any stock exchange or that application has been made to list the any shares of the Corporation on any stock exchange;

Compliance with Resale Laws

(i)

the Investor will comply with Applicable Securities Laws concerning the resale of the Securities and all related restrictions (and the Corporation is in any way responsible for such compliance) and shall speak consult with his/her/its own legal advisors with respect to such compliance; the Securities are being acquired by the Corporation solely for his/her/its own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof.  The Investor has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Securities for which he/she hereby subscribes, or any part thereof, or any interest therein or any rights thereto. The Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(j)

The Investor represents, warrants and agrees that he/she will not sell or otherwise transfer the Securities without registration under the U.S. Securities Act or in reliance upon an exemption therefrom, and fully understands and agrees that he or she must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the U.S. Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the U.S. Securities Act and under the applicable securities laws of such states or an exemption from such registration is available.  The Investor also understands that the Corporation is under no obligation to register the Securities on the Investor’s behalf or to assist him or her in complying with any exemption from registration under the U.S. Securities Act.  The Investor consents to the placement of a restrictive legend on the certificate(s) for the Securities as required by applicable securities laws; and

Own Expense

(k)

the Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and  disbursements of any special counsel or other advisors retained by the Investor) relating to the purchase of the Securities shall be borne by the Investor.

9.

The Corporation’s Representations

9.1

The Corporation represents and warrants to the Investor that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)

the Corporation’s Public Record is correct in all material respects and does not omit any material information about the Corporation needed to make the filed information not misleading;

(b)

the Corporation is duly incorporated and in good standing under the laws of the State of Nevada;

(c)

the Corporation has complied, or will comply, with all Applicable Securities Laws and all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities, and in connection therewith has not engaged in any “direct selling efforts,” as such term is defined in Regulation S, or any “general solicitation or general advertising” as described in Regulation D;

(d)

the Corporation is the beneficial owner of the business and assets or the interests in the business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Corporation holds an interest in a technology, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(e)

the creation, issuance and sale of the Securities by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party;

(f)

the Securities will, at the time of issue, be duly authorized, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Corporation will reserve sufficient shares in the treasury of the Corporation to enable it to issue any Common Shares which become issuable pursuant to this Agreement including those which become issuable under the Debenture(s);

(g)

there shall not be any consents, approvals, authorizations, orders or agreements of any stock exchanges, securities commissions or similar authorities, governmental agencies or regulators, courts or any other persons which may be required for the issuance of the Securities not obtained and not in effect on the Closing;

(h)

this Subscription has been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, will constitute a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms;

(i)

the Corporation is not a party to any material legal actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Corporation’s knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

(j)

no order ceasing or suspending trading in the Securities of the Corporation nor prohibiting sale of its Securities has been issued to the Corporation or its directors, officers or promoters and to the best of the Corporation’s knowledge no investigations or proceedings for such purposes are pending or threatened; and

(k)

except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Corporation or any other security convertible or exchangeable for any such shares or to require the Corporation to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Corporation.

10.

Covenants of the Corporation

10.1

The Corporation hereby covenants with the Investor that it will offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or like requirements of Applicable Securities Laws and will fulfill all legal requirements required to be fulfilled by the Corporation (including without limitation, compliance with all Applicable Securities Laws ) in connection with the Offering.

11.

Resale Restrictions and Legending of Securities

11.1

The Investor acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Corporation, the Investor or any proposed transferee.  The certificates representing the Debentures will bear legends substantially in the following forms:

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

Common Shares issued upon conversion of the Debenture(s) shall bear legends substantially in the following forms:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.

12.

Consent to the Disclosure of Information

12.1

The Investor acknowledges and consents to the release by the Corporation of certain information regarding the Investor’s subscription, including the Investor’s name, address, telephone number, email address, the Subscription Amount, the total principal amount of the Debenture(s) issuable, the total number of Common Shares issuable, in compliance with securities regulatory policies to authorized regulatory authorities and the Investor waives, to the extent lawful, its rights under applicable privacy legislation.

13.

Investor’s Consent to Correct and/or Complete Agreement

13.1

The Investor hereby consents to the Corporation, or its legal counsel, completing or correcting the Investor’s information in this Subscription Agreement in such respects as may be reasonably required to finalize it.

14.

General

14.1

Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated after acceptance hereof by the Corporation except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

14.2

The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the terms of this Subscription Agreement.

14.3

This Subscription Agreement shall be subject to, governed by and construed in accordance with the laws of the State of Nevada and the Federal laws of the United States of America as applicable therein, and the Investor hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

14.4

This Subscription Agreement may not be assigned by either party hereto.

14.5

The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement delivered by any electronic means, and acceptance by the Corporation of a facsimile copy of this Subscription Agreement delivered by any electronic means shall create a legal, valid and binding agreement between the Investor and the Corporation in accordance with its terms.

14.6

This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

14.7

This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Investor notwithstanding the completion of the purchase of the Common Shares and Debenture(s) by the Investor pursuant hereto, and any subsequent disposition by the Investor of such Securities;

14.8

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement;

14.9

Except as expressly provided in this Subscription Agreement, the schedules attached hereto, this Subscription Agreement contains the entire agreement  between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Investor, or by anyone else;

14.10

All monetary amounts herein are United States Dollars.

14.11

This Subscription Agreement supersedes and replaces any other agreement or negotiation between the parties in connection with an issuance of debentures by the Corporation.

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SCHEDULE A

CERTIFICATE OF FOREIGN INVESTOR

To:  Stevia First Corp.

In connection with the purchase by the undersigned subscriber (the “Investor”) of Debenture(s) (which are hereinafter referred to as the “Purchased Securities”) of Stevia First Corp. (the “Corporation”), the Investor hereby represents, warrants, covenants and certifies to and with the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that the undersigned (or any beneficial purchaser on whose behalf it is acting) is, a resident of, or is subject to, only the securities laws of a jurisdiction other than Canada or the United States, and:

(a)

the Investor is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)

a purchaser that is recognized by the securities regulators in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction as an exempt purchaser and is purchasing the Purchased Securities as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased, or purchasing the securities as agent or trustee for the principal disclosed on the cover page of this Subscription Agreement and each disclosed principal for whom the Investor is acting is purchasing as principal for its own account, and not a view to resale or distribution; and

(ii)

a purchaser which is purchasing the Purchased Securities pursuant to an exemption from any prospectus or securities registration requirements available to the Corporation, the Investor and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Investor and any such other purchaser are otherwise subject to, and the Investor and any such other purchaser will deliver to the Corporation such particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

(b)

the purchase of the Purchased Securities by the Investor, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document; or (ii) any obligations of the Corporation to make any filings with or seek any approvals of any kind from any regulatory body in such jurisdiction or any other ongoing reporting requirements with respect to such purchase or otherwise; or (iii) any registration or other obligation on the part of the Corporation;

(c)

the Investor is knowledgeable of, and has been independently advised as to, the securities laws of such jurisdiction as applicable to this Subscription Agreement; and

(d)

the Investor, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of any Purchased Securities, except in accordance with all other Applicable Securities Laws and Regulations and any other applicable securities laws, and if the Investor, or (if applicable) such beneficial purchaser sell or otherwise dispose of any Purchased Securities to another person, the Investor, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this certificate and will comply with such other requirements as the Corporation may reasonably require.

Dated:__________ 20__.

X_______________________

Signature of individual (if Investor is an individual)

X_______________________

Authorized signatory (if Investor is not an individual)

________________________

Name of Investor (please print)

________________________

Name of authorized signatory (if Investor not an individual) (please print)

________________________

Official capacity of authorized signatory (if Investor not an individual) (please print)

__________

SCHEDULE B

CERTIFICATE FOR U.S. ACCREDITED INVESTORS

To:  Stevia First Corp.

In connection with the purchase by the undersigned subscriber (the “Investor”) of Debenture(s) (which are hereinafter referred to as the “Purchased Securities”) of Stevia First Corp. (the “Corporation”), the Investor hereby represents, warrants, covenants and certifies that the undersigned (or any beneficial purchaser on whose behalf it is acting) is a U.S. Person (as such term is defined in the Subscription Agreement to which this Certificate is attached) and satisfies one or more of the categories indicated below (please initial the appropriate line below):

___	Category 1.	A bank, as defined in Section 3(a)(2) of the United States Securities Act of 1933 (the “U.S. Securities Act”), whether acting in its individual or fiduciary capacity; or
___	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
___	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
___	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
___	Category 5.	An investment company registered under the Investment Company Act of 1940; or
___	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or
___	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
___	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

___	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

___	Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

___	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Purchased Securities, with total assets in excess of US$5,000,000; or

___	Category 12.	A director, executive officer or general partner of the Corporation; or
___	Category 13.

A natural person whose individual net worth or joint net worth with that person’s spouse, but excluding in each case the value of the Subscriber's primary residence, at the date hereof, exceeds US$1,000,000; or

___	Category 14.

A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

___	Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

___	Category 16.	An entity in which each of the equity owners meets the requirements of one of the above categories.

Dated: __________________, 20__.

Print name of Investor (or person signing as agent)

By: _____________________________
Signature

Title

(Please print name of individual whose signature appears above, if different from name of Investor or agent printed above)

__________

SCHEDULE C

FORM OF DEBENTURE

See the attached form of Debenture

__________